Subsequent Events	12 Months Ended
Dec. 31, 2015
Subsequent Events [Abstract]
Subsequent Events
Note 15 - Subsequent Events

On March 21, 2016 Silicom's Board of Directors declared a dividend of US $1.00 per share payable on April 14, 2016 to shareholders of record as of April 4, 2016, and in the aggregate amount of approximately US $7.3 million for 2015.

In March 2016, the Company’s compensation committee and board of directors, respectively, have approved the grant of a total of 97,078 options under the Global Share Incentive Plan (2013), of which options granted to directors and office holders are subject to the approval of the Annual General Meeting, which is currently scheduled to convene no later than June 2016, as prescribed under the Israeli Companies Law, 1999 and the Company's Amended and Restated Articles of Association.